	Putnam RetirementReady 2065 Fund
	The fund's portfolio
	4/30/21 (Unaudited)
		Shares	Value
	Absolute Return Funds (9.9%)*
	Putnam Fixed Income Absolute Return Fund Class P(AFF)	52	$499
	Putnam Multi-Asset Absolute Return Fund Class P(AFF)	938	9,772

	Total Absolute Return Funds (cost $10,321)		$10,271
	Asset Allocation Funds (89.7%)*
	Putnam Dynamic Asset Allocation Equity Fund Class P(AFF)	4,886	$76,365
	Putnam Dynamic Asset Allocation Growth Fund Class P(AFF)	798	16,608

	Total Asset Allocation Funds (cost $85,376)		$92,973
	Fixed Income Funds (0.5%)*
	Putnam Government Money Market Fund Class G(AFF)	482	$482

	Total Fixed Income Funds (cost $482)		$482

	Total Investments (cost $96,179)		$103,726
*	Percentages indicated are based on net assets of $103,656.

Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 4, 2021 (commencement of operations) through April 30, 2021 (the reporting period). Within the following notes to the portfolio, references to "ASC 820" represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.
(AFF)	Affiliated Company.
	Security valuation: The price of the fund’s shares is based on its net asset value (NAV), which is in turn based on the NAVs of the underlying Putnam Funds in which it invests, which are classified as Level 1 securities under Accounting Standards Codification Fair Value Measurements and Disclosures (ASC 820). The NAVs of the underlying Putnam Funds are determined based on the policies contained in each underlying Putnam Fund’s financial statements. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.
	ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
	Level 1: Valuations based on quoted prices for identical securities in active markets.
	Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

	Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
	The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
			Valuation inputs
	Investments in securities:	Level 1	Level 2	Level 3	Total
	Putnam RetirementReady 2065 Fund	$103,726	$—	$—	$103,726

Affiliated transactions
Transactions during the reporting period with a company which is under common ownership or control, or involving securities of companies in which a fund owned at least 5% of the voting securities, were as follows:
Putnam RetirementReady 2065 Fund
Affiliates	Fair value as of 1/4/21	Purchase cost	Sale proceeds	Investment income	Capital gain distributions	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Shares outstanding as of 4/30/21	Fair value as of 4/30/21
Putnam Fixed Income Absolute Return Fund Class P	$—	$513	$14	$5	$—	$—	$—	52	$499
Putnam Multi-Asset Absolute Return Fund Class P	—	10,101	274	—	—	(5)	(50)	938	9,772
Putnam Dynamic Asset Allocation Equity Fund Class P	—	72,483	2,668	—	—	138	6,412	4,886	76,365
Putnam Dynamic Asset Allocation Growth Fund Class P	—	15,857	453	—	—	19	1,185	798	16,608
Putnam Government Money Market Fund Class G	—	530	48	—	—	—	—	482	482
Totals	$—	$99,484	$3,457	$5	$—	$152	$7,547		$103,726
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com